UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period: July 31, 2021

Item 1. Reports to Stockholders.

(a)

Change Finance U.S. Large Cap
Fossil Fuel Free ETF

CHGX

Annual Report

July 31, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Unaudited)

Dear Shareholders,

Welcome to our FY20-21 Annual Report covering the period August 1, 2020 through July 31, 2021 (the “current fiscal period”). As we closed the last fiscal year, approximately 2.5 years after launch, we reported $19.5 million in assets under management (“AUM”) in the Change Finance U.S. Large Cap Fossil Fuel Free ETF (“CHGX”or the “Fund”). We are proud to report that over the recent fiscal year, the Fund grew by approximately 300%, closing the fiscal year at over $80m in AUM.

CHGX continues to track the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”) which is composed of the common stock of 100 U.S. large cap companies. The Index utilizes our proprietary Isolated ESG Risk-Factor Methodology which applies industry screens of more than 100 individual factors related to people, planet, and profit to ensure that we invest in the most responsible and sustainable companies.

Third-party analysis continued to validate that CHGX is one of the cleanest funds on the market. Morningstar’s Historical Sustainability Score ranks the Fund’s Environmental, Social and Governance (“ESG”) performance in the top 3% of the 3,276 funds in the U.S. Equity Large Blend category that have received a score (based on 97% of assets under management as of 5/31/2021). CHGX continued to receive an A rating from As You Sow on Fossil Fuel Exposure and Weapons Exposure as of 6/29/2021 and it’s carbon footprint is 71.8% below that of the S&P 500 as of the same date.

CHGX saw solid performance during the current fiscal period with net asset value (“NAV”) increasing 40.19% and the market price increasing 40.44%. The benchmark S&P 500 Index was up 36.45% for the current fiscal period. The Index for the current fiscal period returned 41.02%. The number of shares outstanding nearly tripled from 800,000 to 2,350,000.

For the current fiscal period, the largest positive contributor to return was Snap, Inc. (SNAP US), adding 1.90% to the return of the Fund, gaining 204.13% with an average weighting of 1.04%. The second largest contributor to return was Tesla, Inc. (TSLA US), adding 1.61% to the return of the Fund, gaining 140.15% with an average weighting of 1.15%. The third largest contributor to return was Applied Materials, Inc. (AMAT US), adding 1.07% to the return of the Fund, gaining 119.66% with an average weighting of 1.07%

For the current fiscal period, the largest negative contributor to return was Splunk, Inc. (SPLK US), detracting 0.40% from the return of the Fund, declining 35.22% with an average weighting of 0.53%. The security contributing second-most negatively was Regeneron Pharmaceuticals (REGN US), detracting 0.24% from the return of the Fund, and declining 20.83% with an average weighting of 0.33%. The third largest negative contributor to return was ResMed, Inc. (RMD US), detracting 0.18% from the return of the Fund, and declining 13.13% with an average weight of 0.13%.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Unaudited) (Continued)

Not only was 2020-21 a banner year for growth, it also saw Change Finance’s Shareholder Advocacy program grow and mature. The 2021 proxy voting season saw ESG proposals take center stage. We are proud to have contributed to these efforts through our proxy voting record, direct engagement at both the company and policy level, and through filing our first shareholder resolution. Our Shareholder Advocacy Report is available on our website at www.change-finance.com. Thank you to all of you, our clients, who push us to meet the promise of our name: Change Finance.

Change Finance exists to create an economy in service to life. With your continued support, we will continue to do that through our investment methodology, our advocacy program, and more.

In gratitude,

The Change Finance Team

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Unaudited) (Continued)

Important Disclosures:

Investing involves Risk. Principal loss is possible. The Fund may trade at a premium or discount to Net Asset Value (NAV). Shares of an ETF are bought and sold at market price (not at NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The performance of the Fund may diverge from that of the Index. Because the Fund may employ a representative sampling strategy and may also invest in securities that are not included in the Index, the Fund may experience tracking error to a greater extent than funds that seek to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The social, governance, and/or environmental policy of the Fund could cause it to make or avoid investment that could result in the portfolio underperforming similar funds that do not have such policies.

Must be preceded or accompanied by a prospectus.

One cannot invest directly in an index.

The Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”) uses an objective, rules-based methodology to measure the performance of an equal-weighted portfolio of approximately 100 large cap U.S.-listed companies that meet a diverse set of environmental, social, and governance (“ESG”) standards.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a full list of Fund holdings.

Change Finance, PBC is the adviser and index provider to the Change Finance U.S. Large Cap Fossil Fuel Free ETF, which is distributed by Quasar Distributors, LLC.

Morningstar Sustainability Score: The Historical Sustainability Score is an exponential weighted moving average of the Portfolio Sustainability Scores over the past 12 months. The process rescales the current Portfolio Sustainability Score to reflect the consistency of the scores. The Historical Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk, on a consistent historical basis.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Unaudited) (Continued)

Morningstar calculates its Portfolio Sustainability Score when Morningstar receives a new portfolio. Then, the Historical Sustainability Score is calculated one month and six business days after the reported as-of date of the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date. Please visit http://corporate1.morningstar.com/SustainableInvesting/ for more detailed information about the Morningstar Sustainability Score methodology and calculation frequency.

Fossil Free Funds assigns each fund a letter grade from A to F based on the percentage of its assets invested in fossil fuels. Funds with 0% of their assets invested in fossil fuels receive a grade of A, 0-4% receive a B, 4-7%, a C, 7-11% a D, and those with more than 11% of assets invested in fossil fuels receive an F. A holding is flagged as a fossil fuel holding if it is one of the 200 largest owners of fossil fuel reserves, is in the oil or gas services industry, is in the coal industry, or operates coal or gas fired power plants.

Fossil Fuels Exposure: measures the percentage of a fund’s net assets invested in companies which own, extract, process, or burn fossil fuels for electricity generation. More information available from fossilfreefunds.org.

Carbon Footprint: measures the tons of carbon dioxide (CO2) emissions per $1 million invested in a fund. More information available from fossilfreefunds.org.

Weapon Exposure: measures the percentage of a fund’s net assets invested in companies that manufacture or sell civilian firearms, that manufacture or service nuclear weapons, that manufacture cluster munitions or land mines, or that are among the 100 largest military contractors. More information available from weaponfreefunds.org.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Performance current to the most recent month-end can be obtained by calling (1-800-617-0004). Gross expense ratio as of most recent prospectus is 0.49%.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Performance Summary
(Unaudited)

Growth of $10,000

Average Annual Returns July 31, 2021	One Year	Three Years	Since Inception (10/9/2017)
Change Finance U.S. Large Cap Fossil Fuel Free ETF - NAV	40.19%	21.18%	19.15%
Change Finance U.S. Large Cap Fossil Fuel Free ETF - Market	40.44%	21.16%	19.16%
Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index	41.02%	21.93%	19.92%
S&P 500® Index	36.45%	18.16%	17.59%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 9, 2017 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Portfolio Allocation
As of July 31, 2021 (Unaudited)

Sector	Percentage of Net Assets
Technology (a)	29.3%
Consumer, Non-Cyclical (a)	25.2
Financial	18.3
Communications	10.1
Consumer, Cyclical	9.9
Industrial	5.0
Energy	1.1
Utilities	1.0
Other Assets in Excess of Liabilities	0.1
Total	100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in the Notes to Financial Statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
July 31, 2021

Shares	Security Description	Value
	COMMON STOCKS — 99.9%
	Communications — 10.1%
318	Alphabet, Inc. - Class A (a)	$856,861
312	Alphabet, Inc. - Class C (a)	843,779
25,607	AT&T, Inc.	718,276
14,244	Cisco Systems, Inc.	788,690
22,372	Interpublic Group of Companies, Inc.	791,074
3,387	Okta, Inc. (a)	839,265
9,089	Omnicom Group, Inc.	661,861
12,131	Snap, Inc. - Class A (a)	902,789
12,991	Twitter, Inc. (a)	906,122
13,341	Verizon Communications, Inc.	744,161
		8,052,878
	Consumer, Cyclical — 9.9%
6,433	Best Buy Company, Inc.	722,748
2,246	Deckers Outdoor Corporation (a)	922,769
51,879	Ford Motor Company (a)	723,712
22,352	Gap, Inc.	652,008
10,785	L Brands, Inc.	863,555
5,249	Marriott International, Inc. - Class A (a)	766,249
5,523	NIKE, Inc. - Class B	925,157
1,205	Tesla, Inc. (a)	828,076
11,157	TJX Companies, Inc.	767,713
9,453	V.F. Corporation	758,131
		7,930,118
	Consumer, Non-Cyclical — 25.2% (b)
6,460	Abbott Laboratories	781,531
6,657	AbbVie, Inc.	774,209
3,166	Amgen, Inc.	764,716
3,844	Automatic Data Processing, Inc.	805,818
11,467	Bristol-Myers Squibb Company	778,265
2,887	Cigna Corporation	662,538
3,772	Eli Lilly & Company	918,481
2,458	Estée Lauder Companies, Inc. - Class A	820,554

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
July 31, 2021 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.9% (Continued)
	Consumer, Non-Cyclical — 25.2% (b) (Continued)
11,988	General Mills, Inc.	$705,614
3,509	HCA Healthcare, Inc.	870,934
889	Intuitive Surgical, Inc. (a)	881,408
4,453	Johnson & Johnson	766,807
5,769	Kimberly-Clark Corporation	782,969
5,953	Medtronic plc	781,688
9,930	Merck & Company, Inc.	763,319
2,247	Moody’s Corporation	844,872
986	Organon & Company (a)	28,604
2,899	PayPal Holdings, Inc. (a)	798,761
19,456	Pfizer, Inc.	832,911
1,985	S&P Global, Inc.	851,009
14,213	Service Corporation International	888,170
2,951	Stryker Corporation	799,544
15,274	Terminix Global Holdings, Inc. (a)	801,885
1,605	Thermo Fisher Scientific, Inc.	866,716
7,043	TransUnion	845,583
1,817	UnitedHealth Group, Inc.	749,004
		20,165,910
	Energy — 1.1%
16,852	Sunrun, Inc. (a)	892,650

	Financial — 18.3%
4,706	American Express Company	802,514
14,148	American International Group, Inc.	669,908
2,900	Ameriprise Financial, Inc.	746,924
2,952	Aon plc - Class A	767,609
14,470	Bank of New York Mellon Corporation	742,745
859	BlackRock, Inc.	744,899
10,204	Charles Schwab Corporation	693,362
4,433	Chubb, Ltd.	748,024
3,419	CME Group, Inc.	725,272

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
July 31, 2021 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.9% (Continued)
	Financial — 18.3% (Continued)
3,977	Crown Castle International Corporation	$767,919
1,017	Equinix, Inc.	834,357
6,676	Intercontinental Exchange, Inc.	799,985
5,447	Marsh & McLennan Companies, Inc.	801,907
2,089	Mastercard, Inc. - Class A	806,229
6,395	Prologis, Inc.	818,816
8,664	State Street Corporation	754,981
3,938	T. Rowe Price Group, Inc.	803,983
13,590	Ventas, Inc.	812,410
3,316	Visa, Inc. - Class A	817,029
		14,658,873
	Industrial — 5.0%
11,204	Amphenol Corporation - Class A	812,178
16,404	Carrier Global Corporation	906,321
7,247	Fortune Brands Home & Security, Inc.	706,365
12,496	Masco Corporation	746,136
4,043	Trane Technologies plc	823,195
		3,994,195
	Technology — 29.3% (b)
1,493	Adobe, Inc. (a)	928,094
6,048	Apple, Inc.	882,162
5,455	Applied Materials, Inc.	763,318
2,636	Autodesk, Inc. (a)	846,499
4,725	Broadridge Financial Solutions, Inc.	819,740
10,531	Cognizant Technology Solutions Corporation - Class A	774,344
3,738	DocuSign, Inc. (a)	1,114,073
5,271	Electronic Arts, Inc.	758,813
1,578	EPAM Systems, Inc. (a)	883,365
5,021	Fidelity National Information Services, Inc.	748,380
6,541	Fiserv, Inc. (a)	752,935
25,783	HP, Inc.	744,355

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
July 31, 2021 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.9% (Continued)
	Technology — 29.3% (b) (Continued)
1,485	HubSpot, Inc. (a)	$885,090
1,716	Intuit, Inc.	909,429
1,160	Lam Research Corporation	739,396
4,641	NVIDIA Corporation	904,948
9,570	Oracle Corporation	833,930
7,451	Paychex, Inc.	848,073
2,871	RingCentral, Inc. - Class A (a)	767,332
4,494	salesforce.com, Inc. (a)	1,087,233
7,808	Seagate Technology Holdings plc	686,323
1,590	ServiceNow, Inc. (a)	934,745
2,963	Synopsys, Inc. (a)	853,314
2,243	Twilio, Inc. - Class A (a)	837,962
2,586	Veeva Systems, Inc. - Class A (a)	860,388
9,936	Western Digital Corporation (a)	645,144
3,294	Workday, Inc. - Class A (a)	772,114
2,259	Zoom Video Communications, Inc. - Class A (a)	854,128
		23,435,627
	Utilities — 1.0%
4,861	American Water Works Company, Inc.	826,905

	TOTAL COMMON STOCKS (Cost $68,523,043)	79,957,156
	TOTAL INVESTMENTS (Cost $68,523,043) — 99.9%	79,957,156
	Other Assets in Excess of Liabilities — 0.1%	84,749
	NET ASSETS — 100.0%	$80,041,905

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statement of Assets and Liabilities
July 31, 2021

ASSETS
Investments in securities, at value (Cost $68,523,043)	$79,957,156
Dividends receivable	71,222
Cash	45,220
Total assets	80,073,598

LIABILITIES
Management fees payable	31,693
Total liabilities	31,693

NET ASSETS	$80,041,905

Net Assets Consist of:
Paid-in capital	$70,174,243
Total distributable earnings (accumulated deficit)	9,867,662
Net assets	$80,041,905

Net Asset Value:
Net Assets	$80,041,905
Shares outstanding^	2,350,000
Net asset value, offering and redemption price per share	$34.06

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statement of Operations
For the Year Ended July 31, 2021

INCOME
Dividends*	$564,366
Total investment income	564,366

EXPENSES
Management fees	211,019
Total expenses	211,019

Net investment income (loss)	353,347

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	5,637,094
Change in unrealized appreciation (depreciation) on investments	8,595,178
Net realized and unrealized gain (loss) on investments	14,232,272
Net increase (decrease) in net assets resulting from operations	$14,585,619

*	Net of foreign taxes withheld of $1,342.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statements of Changes in Net Assets

	Year Ended July 31, 2021	Year Ended July 31, 2020
OPERATIONS
Net investment income (loss)	$353,347	$180,115
Net realized gain (loss) on investments	5,637,094	(81,275)
Change in unrealized appreciation (depreciation) on investments	8,595,178	2,132,860
Net increase (decrease) in net assets resulting from operations	14,585,619	2,231,700

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(192,961)	(110,478)
Total distributions to shareholders	(192,961)	(110,478)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	77,499,860	15,416,580
Payments for shares redeemed	(31,401,565)	(6,736,945)
Net increase (decrease) in net assets derived from capital share transactions (a)	46,098,295	8,679,635
Net increase (decrease) in net assets	$60,490,953	$10,800,857

NET ASSETS
Beginning of year	$19,550,952	$8,750,095
End of year	$80,041,905	$19,550,952

(a)	A summary of capital shares transactions is as follows:

	Shares	Shares
Subscriptions	2,600,000	700,000
Redemptions	(1,050,000)	(300,000)
Net increase (decrease)	1,550,000	400,000

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Financial Highlights
For a capital share outstanding throughout the year/period

	For the Year Ended July 31,			Period Ended July 31,
	2021	2020	2019	2018(1)
Net asset value, beginning of year/period	$24.44	$21.88	$19.66	$18.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.25	0.29	0.30	0.17
Net realized and unrealized gain (loss) on investments (7)	9.54	2.47	2.13	1.55
Total from investment operations	9.79	2.76	2.43	1.72

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from: Net investment income	(0.17)	(0.20)	(0.21)	(0.06)
Total distributions	(0.17)	(0.20)	(0.21)	(0.06)

Net asset value, end of year/period	$34.06	$24.44	$21.88	$19.66

Total return	40.19%	12.69%	12.63%	9.53	%(3)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$80,042	$19,551	$8,750	$3,932

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.49%	0.49%	0.49%	0.64	%(4)(5)
Net investment income (loss) to average net assets	0.82%	1.33%	1.48%	1.14	%(4)
Portfolio turnover rate (6)	85%	120%	46%	70	%(3)

(1)	Commencement of operations on October 9, 2017.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective April 13, 2018, the adviser reduced its management fee from 0.75% to 0.49%.
(6)	Excludes the impact of in-kind transactions.
(7)

Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2021

NOTE 1 – ORGANIZATION

Change Finance U.S. Large Cap Fossil Fuel Free ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to track the performance, before fees and expenses, of the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”). The Fund commenced operations on October 9, 2017.

The end of the reporting period for the Fund is July 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2021 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2021 (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of the shares to differ significantly from the NAV that would be calculated without regard to such considerations.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	–	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	–	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	–	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2021 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$79,957,156	$—	$—	$79,957,156
Total Investments in Securities	$79,957,156	$—	$—	$79,957,156

^	See Schedule of Investments for breakout of investments by sector classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2021 (Continued)

income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of its income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2021 (Continued)

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to redemptions in-kind. For the current fiscal period, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$(5,864,439)	$5,864,439

During the current fiscal period, the Fund realized $5,864,439 of net capital gains resulting from in-kind redemptions in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Change Finance, PBC (the “Adviser”) serves as the investment adviser and index provider to the Fund. Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for arranging, in consultation with Vident Investment Advisory, LLC (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2021 (Continued)

liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser at an annual rate of 0.49% based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $37,412,082 and $36,828,043, respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations and redemptions were $77,412,166 and $31,294,814, respectively.

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at July 31, 2021 were as follows:

Tax cost of investments	$69,078,960
Gross tax unrealized appreciation	$11,958,622
Gross tax unrealized depreciation	(1,080,426)
Net tax unrealized appreciation (depreciation)	10,878,196
Undistributed ordinary income	279,366
Undistributed long-term capital gain	—
Other accumulated gain (loss)	(1,289,900)
Distributable earnings (accumulated deficit)	$9,867,662

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2021 (Continued)

The difference between the cost basis for financial statements and federal income tax purposes is primarily due to timing differences in recognizing losses on wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended July 31, 2021, the Fund did not elect to defer any post-October capital losses or late-year ordinary losses.

As of July 31, 2021, the Fund had a short-term capital loss carryforward of $1,028,347 and a long-term capital loss carryforward of $261,553. These amounts do not have an expiration date. During the current fiscal period, the Fund utilized $165,019 of short-term capital loss carryforward.

The tax character of distributions paid by the Fund during the fiscal years ended July 31, 2021 and July 31, 2020, was as follows:

	Year Ended July 31, 2021	Year Ended July 31, 2020
Ordinary Income	$192,961	$110,478

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2021 (Continued)

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the Capital Share Transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Fund have equal rights and privileges.

NOTE 7 – RISKS

Sector Risk. To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

ESG Investment Risk. Because the methodology of the Index selects securities of issuers for non-financial reasons, the Fund may underperform the broader equity market or other funds that do not utilize ESG criteria when selecting investments.

Covid-19 Risk. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Change Finance U.S. Large Cap Fossil Fuel Free ETF and Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Change Finance U.S. Large Cap Fossil Fuel Free ETF (the “Fund”), a series of ETF Series Solutions, as of July 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Report of Independent Registered Public Accounting Firm
(Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
September 28, 2021

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Trustees and Officers
(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	51	Independent Trustee, Managed Portfolio Series (33 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee	Indefinite term; since 2012	Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (since 2005).	51	Independent Trustee, Managed Portfolio Series (33 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	51	Independent Trustee, PPM Funds (3 portfolios) (since 2018).

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Trustees and Officers
(Unaudited) (Continued)

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013).	51	None

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020).
Michael D. Barolsky Born: 1981	Vice President and Secretary	Indefinite term; since 2014 (other roles since 2013)	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Vice President, U.S. Bancorp Fund Services, LLC (2012-2019); Associate, Thompson Hine LLP (law firm) (2008–2012).
Elizabeth B. Scalf Born: 1985	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since 2021	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2017); Vice President and Assistant CCO, Heartland Advisors, Inc. (2016 -2017); Vice President and CCO, Heartland Group, Inc. (2016).

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Trustees and Officers
(Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristen M. Weitzel, CPA Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2015); Manager, PricewaterhouseCoopers LLP (accounting firm) (2005–2011).
Jessica L. Vorbeck Born: 1984	Assistant Treasurer	Indefinite term; since 2020	Officer, U.S. Bancorp Fund Services, LLC (since 2018, 2014-2017).
Elizabeth A. Winske Born: 1983	Assistant Treasurer	Indefinite term; since 2017	Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2016–2020).
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Isabella K. Zoller Born: 1994	Assistant Secretary	Indefinite term; since 2020

Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021), Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2019), Regulatory Administration Intern, U.S. Bancorp Fund Services, LLC (2018-2019) and Law Student (2016-2019).

Cynthia L. Andrae Born: 1971	Deputy Chief Compliance Officer	Indefinite term; Since 2021	Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Compliance Officer, U.S. Bancorp Fund Services, LLC (2015-2019).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.changefinanceetf.com.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Expense Example
For the Six-Months Ended July 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated in the following Expense Example table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Expense Example
For the Six-Months Ended July 31, 2021 (Unaudited) (Continued)

	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,401.90	$2.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.36	$2.46

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.49%, multiplied by the average account value during the six-month period, multiplied by 181/365, to reflect the one-half year period.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Review of Liquidity Risk Management Program
(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2020. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Approval of Advisory Agreements & Board Considerations
(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on July 21-22, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the Investment Advisory Agreement (the “Advisory Agreement”) between Change Finance, PBC (the “Adviser”) and the Trust, on behalf of the Change Finance U.S. Large Cap Fossil Fuel Free ETF (the “Fund”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Adviser (the “Materials”) regarding, among other things: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the historical performance of the Fund; (iii) the cost of the services provided and the profits realized by the Adviser from services rendered to the Fund; (iv) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (v) the extent to which any economies of scale realized by the Adviser in connection with its services to the Fund are shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

The Board also considered that the Adviser, along with other service providers of the Fund, presented written information to help the Board evaluate the Adviser’s fees and other aspects of the Advisory Agreement. Additionally, a representative from the Adviser provided an oral overview of the Fund’s strategy, the services provided to the Fund by the Adviser, and additional information about the Adviser’s personnel and operations. The Board then discussed the written materials and oral presentation that it had received and any other information that the Board received at the Meeting and deliberated on the approval of the Advisory Agreement in light of this information.

Approval of the Continuation of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser would continue to provide investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Adviser’s compliance program. The Board also considered its previous experience with the Adviser providing investment management services to the Fund. The Board noted that it had previously received a copy of the Adviser’s registration form, as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s key personnel, the firm’s cybersecurity policy, and the services provided by the Adviser.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Approval of Advisory Agreements & Board Considerations
(Unaudited) (Continued)

The Board also considered other services currently provided by the Adviser to the Fund, such as monitoring adherence to the Fund’s investment restrictions, sub-adviser oversight, monitoring compliance with various Fund policies and with applicable securities regulations, and monitoring the extent to which the Fund achieves its investment objective as a passively managed fund. The Board noted that the Adviser was the index provider for the Fund. The Board considered that, because the Adviser is the index provider, the Adviser may have certain conflicts of interest with respect to its management of the index, but noted that the Adviser had adopted policies and procedures to mitigate such conflicts and had retained a sub-adviser to manage the Fund’s portfolio on a day-to-day basis. The Board further considered the oral information provided by the Adviser with respect to the impact of the COVID-19 pandemic on the Adviser’s operations.

Historical Performance. The Board noted that information regarding the Fund’s performance for various time periods had been included in the Materials. The Board considered the Fund’s past investment performance, including for periods ended March 31, 2021. The Board noted that, for the one-year, three-year, and since inception periods, the Fund underperformed its underlying index before fees and expenses, but outperformed its benchmark index, the S&P 500. The Board further noted that, for the one-year period ended March 31, 2021, the Fund outperformed the median for funds in the universe of passively managed U.S. Large Blend ETFs as reported by Morningstar (the “Category Peer Group”). The Board also considered that, for the one-year and three-year periods ended March 31, 2021, the Fund’s performance was within the range of returns of its most direct competitors as identified by the Adviser (the “Selected Peer Group”).

Cost of Services to be Provided and Economies of Scale. The Board then reviewed the Fund’s expense ratio, the full amount of which was the “unified fee” described below, and compared the Fund’s expense ratio to its Category Peer Group and Selected Peer Group. The Board noted that the expense ratio for the Fund was higher than the median of the Category Peer Group, but was within the range of expense ratios for the Selected Peer Group. The Board also noted that, because both peer groups included a number of significantly larger, low-cost, passively managed ETFs, the peer groups may not allow for an apt comparison by which to judge the Fund’s expense ratio.

The Board took into consideration that the Adviser would continue to charge a “unified fee,” meaning the Fund pays no expenses other than the advisory fee and certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser continued to be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Approval of Advisory Agreements & Board Considerations
(Unaudited) (Continued)

of its own fee and resources. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Fund, taking into account analyses of the Adviser’s profitability with respect to the Fund.

The Board expressed the view that the Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board noted that, should the Adviser realize economies of scale in the future, the amount and structure of the Fund’s unitary fee might result in a sharing of those economies with Fund shareholders. The Board noted its intention to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Approval of Advisory Agreements & Board Considerations
(Unaudited) (Continued)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held April 20-21, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the continuation of the Investment Sub-Advisory Agreement (the “Agreement”) between the Trust, on behalf of Change Finance U.S. Large Cap Fossil Fuel Free ETF (the “Fund”), Change Finance, PBC (the “Adviser”), and Vident Investment Advisory, LLC (the “Sub-Adviser”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Sub-Adviser (the “Materials”) regarding, among other things: (i) the nature, extent, and quality of the services provided by the Sub-Adviser; (ii) the historical performance of the Fund; (iii) the cost of the services provided and the profits realized by the Sub-Adviser from services rendered to the Fund; (iv) the extent to which any economies of scale realized by the Sub-Adviser in connection with its services to the Fund are shared with the Fund shareholders; and (v) other factors the Board deemed to be relevant.

The Board also considered that the Sub-Adviser, along with other service providers of the Fund, presented written information to help the Board evaluate the Sub-Adviser’s fees and other aspects of the Agreement. Additionally, representatives from the Sub-Adviser provided an oral overview of the services provided to the Fund by the Sub-Adviser and additional information about the Sub-Adviser’s personnel and operations. The Board then discussed the written materials and oral presentation that it had received and any other information that the Board received at the Meeting and deliberated on the approval of the Agreement in light of this information.

Nature, Extent, and Quality of Services Provided. The Board considered the scope of services to be provided to the Fund under the Agreement, noting the Sub-Adviser would continue to provide investment management services to the Fund. The Board noted the responsibilities that the Sub-Adviser has as the Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of the Fund’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; responsibility for quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund.

In considering the nature, extent, and quality of the services provided by the Sub-Adviser, the Board considered reports of the Trust’s Chief Compliance Officer with respect to the Sub-Adviser’s compliance program and the Sub-Adviser’s experience providing investment management services to other ETFs, including other series of the Trust. The Board also considered the

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Approval of Advisory Agreements & Board Considerations
(Unaudited) (Continued)

Sub-Adviser’s resources and capacity with respect to portfolio management, compliance, and operations given the number of funds for which it provides sub-advisory services. The Board further considered information provided by the Sub-Adviser with respect to the impact of the COVID-19 pandemic on the Sub-Adviser’s operations.

Historical Performance. The Board noted that information regarding the Fund’s performance for various time periods had been included in the Materials. The Board considered the Fund’s past investment performance, including for periods ended December 31, 2020. Because the Fund is designed to track the performance of an index, the Board considered the extent to which the Fund tracked its index before fees and expenses. The Board noted that the Fund slightly underperformed its underlying index before fees and expenses for the one-year, three-year, and since inception periods ended December 31, 2020. The Board further considered that the Sub-Adviser attributed such underperformance to the portion of the Fund’s portfolio held uninvested to accommodate on-going fund operations and expenses.

Costs of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees paid by the Adviser to the Sub-Adviser for its services to the Fund. The Board considered that the fees paid to the Sub-Adviser are paid by the Adviser and noted that the fee reflected an arm’s-length negotiation between the Adviser and the Sub-Adviser. The Board further determined that the fee reflected an appropriate allocation of the advisory fee paid to each firm given the work performed by each firm and noted that the fees were generally in line with those charged by the Sub-Adviser in connection with other funds managed by the Sub-Adviser. The Board also took into account analyses of the Sub-Adviser’s profitability with respect to the Fund.

The Board expressed the view that the Sub-Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board further noted that because the Fund pays the Adviser a unified fee, any benefits from breakpoints in the sub-advisory fee schedule would accrue to the Adviser, rather than Fund shareholders. Consequently, the Board determined that it would monitor fees as the Fund grows to determine whether economies of scale were being effectively shared with the Fund and its shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Federal Tax Information
(Unaudited)

For the fiscal year ended July 31, 2021, certain dividends paid by the Fund may be subject to the maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended July 31, 2021 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Fund’s website at www.changefinanceetf.com. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.changefinanceetf.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.changefinanceetf.com.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.changefinanceetf.com.

Adviser and Index Provider

Change Finance, PBC
705 Grand View Drive
Alexandria, Virginia 22305

Sub-Adviser

Vident Investment Advisory, LLC
1125 Sanctuary Parkway, Suite 515
Alpharetta, Georgia 30009

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Change Finance U.S. Large Cap Fossil Fuel Free ETF
Symbol – CHGX
CUSIP – 26922A560

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2021	FYE 7/31/2020
Audit Fees	$14,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$ 3,500	$ 3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2021	FYE 7/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2021	FYE 7/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant. There was no change in the registrant’s public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	10/6/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	10/6/2021

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	10/6/2021

*	Print the name and title of each signing officer under his or her signature.